UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 205498-K -1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) – (c) On October 30, 2020, General Motors Company (“GM”) named Paul Jacobson, 48, to succeed John Stapleton, GM’s Interim Chief Financial Officer, as Executive Vice President and Chief Financial Officer, effective December 1, 2020. He will report to Mary T. Barra, GM’s Chairman of the Board and Chief Executive Officer, and will be a member of GM’s senior leadership team. Prior to joining GM, Mr. Jacobson served as the Executive Vice President - Chief Financial Officer of Delta Air Lines, Inc. (“Delta”) since August 2013. From March 2012 to July 2013, he served as Delta’s Senior Vice President and Chief Financial Officer; from December 2007 to March 2012, he served as Delta’s Senior Vice President and Treasurer; and from August 2005 to December 2007 he served as Delta’s Vice President and Treasurer.

Mr. Jacobson’s initial annual compensation will consist of (i) a base salary of $1,000,000, (ii) a target annual cash incentive under GM’s 2017 Short-Term Incentive Plan (the “STIP”) of 125% of his annual base salary, and (iii) a target annual equity award of $3,937,500 in performance share units and $1,312,500 in stock options, in each case, under GM’s 2020 Long-Term Incentive Plan (the “LTIP”). In addition, on December 1, 2020, Mr. Jacobson will receive a one-time grant of $1,575,000 in performance share units and $525,000 in stock options under the LTIP, as well as a one-time grant of $2,500,000 in restricted stock units (“RSUs”) under the LTIP to replace certain awards from his previous employer that he will forfeit in connection with his decision to join GM. Fifty percent of the RSUs will vest on December 1, 2022, and the balance will vest on December 1, 2023. All awards made pursuant to either the STIP or LTIP are subject to the terms of those respective plans.

Other than his employment with GM, Mr. Jacobson has no other reportable relationships with GM or its affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

	By:	/s/ Rick E. Hansen
Date: October 30, 2020		Rick E. Hansen
Assistant General Counsel and Corporate Secretary